UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2022

WESTERN MAGNESIUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-56323	61-1934413
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

8180 Greensboro Drive, Suite 720

McLean, Virginia 22102

(Address of principal executive offices)

(Registrant’s telephone number, including area code: (571) 378-0762

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 8, 2022, the Board of Directors (the “Board”) of Western Magnesium Corporation (the “Company”) approved the appointment of an Interim Chief Financial Officer, Mr. Stephen Thorlakson.

Mr. Thorlakson has been a member of the Company’s Board since December 2013. He brings a wealth of experience in the construction project management and logistics industry, as well as extensive financial and business management expertise, having worked more than three decades within the construction and financial services industry. In September 2019, Mr. Thorlakson became the Vice-President of FloRite ESI and Klassic Oilfield Services Ltd., companies which service the oil and gas industry. In 2011, he founded and became the President of Thorlakson Management Ltd., a construction management firm that specializes in quality control, safety, and site remediation where he has provided guidance, direction, and hands-on management of major industrial and business development projects for clients. Mr. Thorlakson continues to provide consulting services for Thorlakson Management Ltd. From June 2006 to November 2010, he was the General Manager for Surerus Pipeline. From 1980 until 2006, Mr. Thorlakson was a self-employed chartered financial planner in Fort St. John, British Columbia, a city for which he served as Mayor from 1990 through 2005 and Alderman from 1986 through 1990. He began his professional career working at Toronto Dominion Bank as Branch Manager and Senior Assistant Manager of Commercial Credit from September 1976 to September 1979. Mr. Thorlakson acted as the Company’s Interim CFO from June 2016 to October 2017.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN MAGNESIUM CORPORATION

Dated: September 12, 2022	By:	/s/ Sam Ataya
Sam Ataya
Chief Executive Officer